                                                                    EXHIBIT 99.2

                    NIPSCO Industries, Inc. and Subsidiaries

                                     INDEX

                                                                          Page
                                                                          ----
Condensed Financial Information of NIPSCO Industries, Inc. and
 Subsidiaries.

  Schedule I-Condensed Balance Sheet.....................................   1

  Schedule I-Condensed Statement of Income...............................   2

  Schedule I-Condensed Statement of Cash Flows...........................   3

  Notes to Condensed Financial Statements................................   4

                                                                    EXHIBIT 99.2

                    NIPSCO INDUSTRIES, INC. AND SUBSIDIARIES

                                   SCHEDULE I

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT

                                 BALANCE SHEET

                                                                     December 31,
                                                                 ---------------------
                            ASSETS                                  1998       1997
                            ------                               ---------- ----------
                                                                      (Dollars in
                                                                      Thousands)
Property:
  Property in service..........................................  $    2,681 $    2,625
  Work in progress.............................................      12,599      5,147
  Less: accumulated depreciation...............................         927        713
                                                                 ---------- ----------
      Total property...........................................      14,353      7,059
                                                                 ---------- ----------
  Investments (principally investments in wholly-owned
   subsidiaries)...............................................   1,410,999  1,407,789
                                                                 ---------- ----------
Current Assets:
  Cash and cash equivalents....................................      10,165      6,172
  Amounts receivable from subsidiaries.........................      76,676     85,056
  Prepayments..................................................      27,637     21,971
                                                                 ---------- ----------
      Total current assets.....................................     114,478    113,199
                                                                 ---------- ----------
Other (principally notes receivable from associated companies).     355,117    323,672
                                                                 ---------- ----------
                                                                 $1,894,947 $1,851,719
                                                                 ========== ==========

                CAPITALIZATION AND LIABILITIES
                ------------------------------
Capitalization:
  Common shares................................................  $  870,930 $  870,930
  Additional paid-in capital...................................      94,181     89,768
  Retained earnings............................................     744,309    667,790
    Other......................................................       1,856      1,813
  Less: Treasury shares........................................     559,027    363,943
    Currency translation adjustment............................       2,541      1,570
                                                                 ---------- ----------
      Total capitalization.....................................   1,149,708  1,264,788
Current Liabilities:
  Dividends declared on common and preferred stock.............      29,970     29,535
  Amounts payable to subsidiaries..............................      13,041     31,818
  Other........................................................       1,723      2,589
                                                                 ---------- ----------
      Total current liabilities................................      44,734     63,942
                                                                 ---------- ----------
Other (principally notes receivable to associated companies)...     700,505    522,989
                                                                 ---------- ----------
Commitments and Contingencies (Note 3)
                                                                 $1,894,947 $1,851,719
                                                                 ========== ==========

 The accompanying notes to condensed financial statements are an integral part of this statement.

                                                                    EXHIBIT 99.2

                    NIPSCO INDUSTRIES, INC. AND SUBSIDIARIES

                                   SCHEDULE I

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT

                              STATEMENT OF INCOME

                                             Year Ended December 31,
                                      ----------------------------------------
                                          1998          1997          1996
                                      ------------  ------------  ------------
                                      (Dollars in Thousands except per share
                                                     amounts)
Equity in net earnings of
 subsidiaries........................ $    211,525  $    202,680  $    185,106
                                      ------------  ------------  ------------
Other income (deductions):
  Administrative and general expense.      (14,196)      (12,117)      (10,167)
  Interest income....................       31,874        27,272        21,443
  Interest expense...................      (48,444)      (37,652)      (20,604)
  Other, net.........................        1,012          (143)        1,543
                                      ------------  ------------  ------------
                                           (29,754)      (22,640)       (7,785)
                                      ------------  ------------  ------------
Net income before income taxes.......      181,771       180,040       177,321
Income taxes.........................       12,115       (10,809)          587
                                      ------------  ------------  ------------
Net income...........................      193,886       190,849       176,734
Dividend requirements on preferred
 shares..............................          --            --            119
                                      ------------  ------------  ------------
Balance available for common
 shareholders........................ $    193,886  $    190,849  $    176,615
                                      ============  ============  ============
Average common shares outstanding-
 basic...............................  120,778,077   123,849,126   122,381,500
Basic earnings per average common
 share............................... $       1.60  $       1.54  $       1.44
                                      ============  ============  ============
Diluted earnings per average common
 share............................... $       1.59  $       1.53  $       1.43
                                      ============  ============  ============



 The accompanying notes to condensed financial statements are an integral part of this statement.

                                                                    EXHIBIT 99.2

                    NIPSCO INDUSTRIES, INC. AND SUBSIDIARIES

                                   SCHEDULE I

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT

                            STATEMENT OF CASH FLOWS

                                                    Year Ended December 31,
                                                 -------------------------------
                                                   1998       1997       1996
                                                 ---------  ---------  ---------
                                                    (Dollars in Thousands)
Net cash provided by operating activities......  $ 177,487  $ 147,528  $ 183,867
                                                 ---------  ---------  ---------
Cash flows provided by (used in) investing
 activities:
  Acquisition of IWC Resources.................        --    (288,932)       --
  Acquisition of minority interest.............        --      (5,461)       --
  Capital expenditures.........................     (7,451)    (5,000)       (22)
  Sale of property.............................        (56)        (5)        83
                                                 ---------  ---------  ---------
    Net cash provided by (used in) investing
     activities................................     (7,507)  (299,398)        61
                                                 ---------  ---------  ---------
Cash flows provided by (used in) financing
 activities
  Issuance of common shares....................     10,356    218,566      5,716
  Increase in notes payable to subsidiaries....    175,012    205,396    133,298
  Increase (decrease) in notes receivable from
   subsidiaries................................    (30,993)   (21,709)   (82,740)
  Redemption of cumulative preferred shares
   with mandatory redemption provisions........        --         --     (35,000)
  Cash dividends paid on common shares.........   (116,386)  (111,593)  (103,190)
  Cash dividends paid on preferred shares......        --         --        (766)
  Acquisition of treasury shares...............   (203,976)  (133,073)  (105,498)
                                                 ---------  ---------  ---------
    Net cash provided by (used in) financing
     activities................................   (165,987)   157,587   (188,180)
                                                 ---------  ---------  ---------
Net increase (decrease) in cash and cash
 equivalents...................................      3,993      5,717     (4,252)
Cash and cash equivalents at beginning of year.      6,172        455      4,707
                                                 ---------  ---------  ---------
Cash and cash equivalents at end of year.......  $  10,165  $   6,172  $     455
                                                 =========  =========  =========

 The accompanying notes to condensed financial statements are an integral part of this statement.

                                                                   EXHIBIT 99.2

                   NIPSCO INDUSTRIES, INC. AND SUBSIDIARIES

                                  SCHEDULE I

                 CONDENSED FINANCIAL INFORMATION OF REGISTRANT

                    NOTES TO CONDENSED FINANCIAL STATEMENTS

1. Dividends from Subsidiaries

   Cash dividends paid to NIPSCO Industries, Inc. (Industries) by its consolidated subsidiaries were (in thousands of dollars): $207,400, $188,175, and $184,750 in 1998, 1997, and 1996, respectively.

2. Support Agreement

   The financial obligations of NIPSCO Capital Markets, Inc. (Capital Markets) are subject to a Support Agreement between Industries and Capital Markets, under which Industries has committed to make payments of interest and principal on Capital Markets' obligations in the event of a failure to pay by Capital Markets. Restrictions in the Support Agreement prohibit recourse on the part of Capital Markets' creditors against the stock and assets of Northern Indiana Public Service Company (Northern Indiana) which are owned by Industries. Under the terms of the Support Agreement, in addition to the cash flow of cash dividends paid to Industries by any of its consolidated subsidiaries, the assets of Industries, other than the stock and assets of Northern Indiana, are available as recourse for the benefit of Capital Markets' creditors. The carrying value of the assets of Industries, other than the stock and assets of Northern Indiana as reflected in the consolidated financial statements of Industries, was approximately $1.3 billion at December 31, 1998.

3. Contingencies

   Industries and its subsidiaries are parties to various pending proceedings, including suits and claims against them for personal injury, death, and property damage. Such proceedings and suits, and the amounts involved, are routine litigation and proceedings for the kinds of businesses conducted by Industries and its subsidiaries.

4. Earnings Per Share

   Industries determines earnings per share in accordance with the provisions of SFAS No. 128 "Earnings per Share", which requires Industries to present basic earning per share and diluted earnings per share in place.

   The net income, preferred dividends and shares used to compute basic and diluted earnings per share is presented in the following table:

                                               1998        1997        1996
                                            ----------- ----------- -----------
                                             (Dollars in Thousands except Per
                                                      Share Amounts)
Basic
Weighted Average Number of Shares:
  Average Common Shares Outstanding........ 120,778,077 123,849,126 122,381,500
                                            =========== =========== ===========
Net income to be Used to Compute Basic
  Earnings per Average Common Share:
  Net Income............................... $   193,886 $   190,849 $   176,734
  Dividend requirements on Preferred
   Shares..................................         --          --          119
                                            ----------- ----------- -----------
  Balance Available for Common
   Shareholders............................ $   193,886 $   190,849 $   176,615
                                            =========== =========== ===========
Basic Earnings per Average Common Share.... $      1.60 $      1.54 $      1.44
                                            =========== =========== ===========
Diluted
Weighted Average Number of Shares:
  Average Common Shares Outstanding........ 120,778,077 123,849,126 122,381,500
  Dilutive effect for Nonqualified Stock
   Options.................................     556,799     374,344     323,367
                                            ----------- ----------- -----------
  Weighted Average Shares.................. 121,334,876 124,223,470 122,704,867
Net Income to be Used to Computed Diluted
  Earnings per Average Common Share:
  Net Income............................... $   193,886 $   190,849 $   176,734
  Dividend requirements on Preferred
   Shares..................................         --          --          119
                                            ----------- ----------- -----------
  Balance Available for Common
   Shareholders............................ $   193,886 $   190,849 $   176,615
                                            =========== =========== ===========
Diluted Earnings per Average Common Share.. $      1.59 $      1.53 $      1.43
                                            =========== =========== ===========

5. Stock Split

   On December 16, 1997, the Board of Directors authorized a two-for-one split of Industries' common shares. The stock split was paid February 20, 1998 to shareholders of record at the close of business on January 30, 1998. All references to number of common shares reported, including per share amounts and stock option data of Industries' common shares, reflect the two-for-one stock split as if it had occurred at the beginning of the earliest period.

6. Purchase of IWC Resources Corporation

   On March 25, 1997, Industries acquired all the outstanding common stock of IWCR for $290.5 million. Industries financed this transaction with debt of approximately $83.0 million and issuance of approximately 10.6 million Industries' common shares. Industries accounted for the acquisition as a purchase. The purchase price was allocated to the assets and liabilities acquired based on their fair values.

7. Purchase of Bay State Gas Company

   On December 18, 1997, Industries and Bay State Gas Company (Bay State) signed a definitive merger agreement under which Industries will acquire all of the common stock of Bay State in a stock-for-stock transaction valued at $40 per Bay State share. The transaction is valued at approximately $551 million. Bay State shareholders will have the option of taking up to 50 percent of the total purchase price in cash. Consummation of the merger is subject to certain closing conditions, including the approval by the Securities and Exchange Commission, FERC and state regulatory agencies in Massachusetts, New Hampshire and Maine. The shareholders of Bay State approved the merger on May 27, 1998, and the state regulatory agencies in Massachusetts, New Hampshire and Maine have also approved the merger. The transaction is expected to be completed in early 1999.

   Bay State, one of the largest natural gas utilities in New England, provides natural gas distribution service to more than 300,000 customers in Massachusetts, New Hampshire and Maine. The combined company will be one of the 10 largest natural gas distribution systems in the nation, servicing more than 1 million gas customers.